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                                                                 EXHIBIT 10.1(c)


                      SECOND AMENDMENT TO CREDIT AGREEMENT


         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of August 11, 1993, is made and entered into by and among HECLA MINING COMPANY, a Delaware corporation ("Hecla"), for itself and on behalf of its wholly-owned subsidiaries, COLORADO AGGREGATE COMPANY OF NEW MEXICO INC., a New Mexico corporation ("CAC"), KENTUCKY-TENNESSEE CLAY COMPANY, a Delaware corporation ("K-T Clay"), K-T FELDSPAR CORPORATION, a North Carolina corporation ("K-T Feldspar") (Hecla, CAC, K-T Clay and K-T Feldspar are referred to herein collectively as the "Borrowers" and individually as a "Borrower"), the banks named on the signature pages hereto (collectively, the "Banks" and each individually, a "Bank"), and MASE WESTPAC LIMITED, NEW YORK BRANCH, a New York State licensed branch of Mase Westpac Limited, an authorized institution under the Banking Act of 1987 in England, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                                    RECITALS

         WHEREAS, the Borrowers, the Banks and the Agent entered into a Credit Agreement, dated as of January 25, 1993, as amended April 12, 1993 (such Credit Agreement as so amended, the "Credit Agreement"), pursuant to which the Banks agreed, subject to the terms and conditions of the Credit Agreement, to provide financing to the Borrowers in an aggregate amount not to exceed at any time the lesser of Twenty-Four Million Dollars ($24,000,000), as such amount is reduced from time to time pursuant to the terms of the Credit Agreement, or the Borrowing Base (as defined in the Credit Agreement); and

         WHEREAS, the parties hereto desire to make certain amendments to the Credit Agreement as provided herein;

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration (including without limitation the consideration recited in the Credit Agreement), the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         2. Amendments to Credit Agreement.

                 (a) Amendment Regarding Date of Providing Annual Updated Five-Year Mining Projections. Section 9.6(g) of the Credit Agreement is hereby amended by replacing the date "AUGUST 15" with the date "NOVEMBER 15".





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                 (b)  Amendment Regarding Investments in Dreyfus Cash
Management Fund. Section 10.5 of the Credit Agreement is hereby amended by deleting the word "AND" immediately following subparagraph (c), inserting the word "AND" immediately following subparagraph (d), and adding a new subparagraph (e), which shall read as follows:

                 "(E)     SHARES OF THE DREYFUS CASH MANAGEMENT FUND OR ANY
OTHER CASH MANAGEMENT FUND ACCEPTABLE TO MAJORITY BANKS AND WITH A COMPARABLE OR BETTER CREDIT RATING AND CREDIT QUALITY;"

         3. Amendment to Other Loan Documents. The parties hereby agree that the other Loan Documents shall be amended to the extent necessary to conform to and be consistent with the amendments herein contained.

         4. Conditions to Effectiveness of Second Amendment. This Second Amendment shall be effective immediately upon the due execution and delivery hereof.

         5. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which when so executed, irrespective of the date of its execution and delivery, shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

         6. Governing Law; Descriptive Headings. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         7. Succession; Assignment. This Second Amendment shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. The rights and obligations hereunder may be assigned only in accordance with the assignment provisions of the Credit Agreement.

         8. References to Credit Agreement. Except as expressly provided in this Second Amendment and the amendments to the other Loan Documents contemplated hereby, the terms, provisions, conditions and agreements of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. On and after the effectiveness of the amendments to the Credit Agreement and the other Loan Documents contemplated hereby, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Credit Agreement in any Note or other Loan Document, or other agreement, document or instrument executed and delivered pursuant to the Credit Agreement, shall be deemed a reference to the Credit Agreement as so amended.

         9. No Other Modifications; Same Indebtedness. The modifications effected by this Second Amendment shall not be deemed to provide for or effect a repayment to and re-advance of any of





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the Advances by any Bank now outstanding, it being the intention of the parties that the Advances outstanding under the Credit Agreement, as amended by this Second Amendment, be and are the same Advances outstanding under the Credit Agreement immediately prior to the effectiveness hereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Second Amendment to be executed and delivered by its duly authorized officers and representatives as of the date first above written.

THE BORROWERS:

HECLA MINING COMPANY, for itself and
on behalf of Colorado Aggregate Company
of New Mexico Inc., Kentucky-Tennessee
Clay Company and K-T Feldspar
Corporation


By: /s/ John P. Stilwell
Name:   John P. Stilwell
Title:  Treasurer

ATTEST:

By: /s/ J.T. Heatherly
Name:   J.T. Heatherly
Title:  Vice President


THE AGENT:
- ---------

MASE WESTPAC LIMITED, NEW YORK
BRANCH, as Agent

By: /s/ Lucy W. Huebner
Name:   Lucy W. Heubner
Title:  Vice President


By: /s/ William S. Edge III
Name:   William S. Edge
Title:  Senior Vice President





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THE BANKS:

MASE WESTPAC LIMITED, NEW YORK
BRANCH, as a Bank

By: /s/ Lucy W. Huebner
Name:   Lucy W. Huebner
Title:  Vice President


By: /s/ William S. Edge III
Name:   William S. Edge III
Title:  Senior Vice President

NATIONSBANK OF TEXAS, N.A.

By: /s/ Roger S. Manny
Name:   Roger S. Manny
Title:  Senior Vice President


SEATTLE-FIRST NATIONAL BANK

By: /s/ Joe Poole
Name:   Joe Poole
Title:  VP


WEST ONE BANK, IDAHO

By: /s/ Kathleen C. Lewis
Name:   Kathleen C. Lewis
Title:  Vice President


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION

By: /s/ Jim C. Deichen
Name:   Jim C. Deichen
Title:  SVP


BANK OF AMERICA IDAHO, N.A.

By: /s/ John A. MacPhee
Name:   John A. MacPhee
Title:  Vice President





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